July 6, 2012

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Emerging Markets Equity Fund II

Supplement to Prospectus dated January 27, 2012, as amended from time to time (“Prospectus”), Summary Prospectus dated January 27, 2012, as amended from time to time (“Summary Prospectus”), and Statement of Additional Information dated January 27, 2012, as amended from time to time (“SAI”)

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Touchstone Emerging Markets Equity Fund II (the “Fund”) Prospectus, Summary Prospectus, and SAI.

On May 17, 2012, the Board of Trustees of Touchstone Funds Group Trust approved an amendment to the annual advisory fee rate paid pursuant to the advisory agreement between the Fund and Touchstone Advisors, Inc., the Fund’s investment advisor (the “Advisor”).  Under the terms of the amendment, the contractual advisory fee paid by the Trust to the Advisor was reduced from 1.10% to 1.05% on the first $200 million of assets; from 1.05% to 1.00% on the next $200 million of assets; and from 0.95% to 0.90% on assets over $400 million.  The Board of Trustees also approved an amendment to the expense limitation agreement whereby the Advisor contractually agreed to waive a portion of its fees and/or reimburse certain expenses, resulting in a 0.05% reduction in the previously existing expense limitation amounts for each class of the Fund.

The following replaces the text with respect to the Fund under the heading “Annual Fund Operating Expenses” in the Fund’s Prospectus and Summary Prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y	Institutional
Management Fees(1)	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(2)	3.21%	3.21%	3.21%	3.06%
Acquired Fund Fees and Expenses (AFFE)(3)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.52%	5.27%	4.27%	4.12%
Fee Waiver and/or Expense Reimbursement (1),(3)	(2.82)%	(2.82)%	(2.82)%	(2.82)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.70%	2.45%	1.45%	1.30%

(1)Expenses shown above have been restated to reflect a change to the Fund’s management fee and in the Fund’s contractual fee waivers and will differ from the expenses reflected in the Fund’s Annual Report for the fiscal year ended September 30, 2011.

(2) “Other Expenses” are based on estimated amounts for the current fiscal year.

(3)The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses and the reduction in management fees.

(4)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.69%, 2.44%, 1.44% and 1.29% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Fund’s Management” in the Fund’s Prospectus for more information.

The following replaces the text under the heading “Example” with respect to the Fund:

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$819	$434	$234	$219	$334
3 Years	$1,696	$1,403	$1,117	$1,074	$1,403

In addition, the following replaces the text with respect to the Fund’s contractual expense limitation amounts on page 76 under the heading “Contractual Fee Waiver Agreement” in the Fund’s Prospectus and replaces the text with respect to the Fund’s contractual expense limitation amounts on page 50 under the heading “Manager of Managers Structure” in the Statement of Additional Information:

Contractual Limit on
Fund	Total Operating Expenses
Emerging Markets Equity Fund II Class A	1.69%
Emerging Markets Equity Fund II Class C	2.44%
Emerging Markets Equity Fund II Class Y	1.44%
Emerging Markets Equity Fund II Institutional Shares	1.29%

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.

TSF-56-TFGT-TFEMX-S11-1201